SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported) May 17,2000
                                   -----------



                          HomeSeekers.com, Incorporated

             (Exact Name of Registrant as Specified in its Charter)


               Nevada                     0-23835               87-0397464
               ------                     -------               ----------
    (State or Other Jurisdiction        (Commission            (IRS Employer
          of Incorporation)            File Number)         Identification No.)



  6490 s. McCarran Blvd., Suite D-28, Reno, Nevada                  89509
  ------------------------------------------------                  -----
      (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:   (775) 827-6886
                                                      --------------


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Acquisition or Disposition of Assets.

         The board of directors of HomeSeekers.com, Incorporated (the "Company") has amended and restated the bylaws of the Company, which amended and restated bylaws are filed as an exhibit to this report on Form 8-K. The company is also filing the subscription agreement and a press release related to the previously announced contract to sell 579,170 shares of the Company's common stock to AIG, LLC as exhibits to this report on Form 8-K. Finally, the Company is filing the subscription agreement related to a contract to sell 166,667 shares of the Company's common stock to Pequot Scout Fund, L.P. as an exhibit to this report on Form 8-K.

Item 7.  Exhibits.

         (a)      Exhibits.
                  --------

Exhibit No.          Description
-----------          -----------

1.1 Subscription Agreement, dated as of May 17, 2000, between the Company and AIG, LLC.

1.2 Subscription Agreement, dated as of May 22, 2000, between the Company and Pequot Scout Fund L.P.

3.1                  Amended and Restated Bylaws of the Company.

99.1                 Press Release issued May 22, 2000.


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 23, 2000

                                         HomeSeekers.com, Incorporated

                                         By: /s/ Greg Costley
                                         --------------------
                                              Greg Costley, Chairman and Chief
                                              Executive Officer





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

                                 EXHIBIT INDEX



Exhibit No.          Description
-----------          -----------

1.1 Subscription Agreement, dated as of May 17, 2000, between the Company and AIG, LLC.

1.2 Subscription Agreement, dated as of May 22, 2000, between the Company and Pequot Scout Fund L.P.

3.1                  Amended and Restated Bylaws of the Company.

99.1                 Press Release issued May 22, 2000.








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